SAFE HARBOR
• This presentation may contain forward-looking statements that are covered under the provisions of Section 27A of the
 Securities Act of 1933 regarding Safe Harbor statements.
 Forward-looking statements may involve revenue, income
 and other business activities of Rick's Cabaret. Actual results could differ materially from those projected in the forward-
 looking statements as a result of many factors, including but not limited to the risks associated with operating an adult business, our ability to complete the acquisitions of new
 business units, business climates in cities where we operate, the success or lack thereof in building the company's
 businesses, and numerous other factors. Under provisions of the Safe Harbor section, the company is under no obligation to correct, update or amend oral statements. Definitive
 information about the company is presented on the
 company's Website, www.ricks.com, and in filings made to the
 SEC, which are also available on the Website.

RICK’S CABARET OVERVIEW
Rick’s Cabaret is the Premier Upscale
Gentlemen’s Club Operator
• 18 Clubs in Major Markets: New York City, Miami,
 Dallas-Ft. Worth, Philadelphia, Houston,
 Minneapolis, Las Vegas
• Key Brand: Rick’s Cabaret
• High Margins & Strong Cash Flow
• Compound EBITDA Growth Last 5 Years
 Exceeds 70%

• Much of Rick’s Growth Since 2005 has Been
 Through Acquisitions
• NYC & Miami Clubs Are Our Home Runs
• Cash On Hand and Demonstrated Ability to
 Raise Capital Are Powerful Tools
• Leading Consolidation of $2B Gentlemen’s
 Club Industry
• Seven Transactions in 2008-2009
OUR CONSOLIDATION STORY

Purchase of Midtown Manhattan Club in 2005
Brought Wall Street Attention to RICK Stock
• Investment Pros See RICK First Hand …‘Due
 Diligence’ Parties Legendary
• Club is Exceptionally Profitable> $12 mm+
 Revenue Run-rate, High Margins, Strong
 Growth
• Proximity to Madison Sq. Garden a Huge Plus
• Daily Mention on “The Howard Stern Show”
• Playboy.com says: “Best Strip Club in NYC”
THE TIPPING POINT

• Acquired Nov. ’07 for $25.5mm (2.2x EBITDA)
• One of a kind: all nude with liquor; open
 ‘til 6 am
• 74,000 sq ft on two levels; valet parking for
 1,500 cars;
• Immediately accretive - highly profitable from
 day one;
• Revenue Growth 25%+ over previous owner
 run rate by upgrading VIP services
• Named Best Strip Club in S.E. in ’09
• Will See New Records with Super Bowl and
 Pro Bowl in Feb. ’10

RICK’S CABARET LAS VEGAS
• Acquired 25,000 sq. foot club, just off The
 Strip in September ‘08
• Marketing Initiatives, High Margin VIP Focus,
 Catering to Locals and Cost Controls are
 Having Positive Impact
• Revenues Now Up and Will be Strong
 Contributor as Vegas Market Turns Around

Rick's Cabaret

Club Onyx

XTC Cabaret

Cabaret North Fort Worth, TX

DALLAS/FT. WORTH MARKET
NEW ACQUISITIONS IN DFW
• XTC Cabaret - Exceptional Club Near Sports
 Stadiums and hip Uptown Area
• Club Onyx Dallas - Has Become Top Upscale Club
 for African-American Clientele
• Rick’s Ft. Worth - Two-level Upscale Club on West
 Side Just off I-30.
• Cabaret North - Newest Purchase, Off I-820 and I-
 35W

WHAT MAKES RICK’S UNIQUE?
• Strong Financial Controls > Proprietary Cash
 Management Similar to Casino Industry. Credit
 Cards = Half of our Sales
• Entertainers > Independent Contractors Pay Us
 a Facilities Use Fee
• “Concierge Hospitality” + Customer Service >
 Builds Loyalty, Repeat VIP Business
• Quality Control > Enhanced Brand Value
• Strongest Player in Sector Rollup > Have Cash
 and Funding Strength Unmatched in Industry

$mm

	Fiscal Year Ending September 30					CAGR
	2004	2005	2006	2007	2008	'04 -'08

FINANCIAL SUMMARY
Fiscal Year Financial Summary
Revenues
$13.9
$14.8
$24.5
$32.0
$59.9
44.2%
y-o-y growth
7.0%
65.2%
30.7%
87.2%
EBITDA
1.9
0.9
4.1
5.7
16.3
71.6%
 Margin %
13.5%
6.0%
16.8%
17.8%
27.1%
Net Income
0.8
(0.2)
1.8
3.1
7.7
77.3%
 Margin %
5.6%
(1.5%)
7.2%
9.5%
12.8%
Number of Clubs
7
9
13
14
19

HOW WE MAKE MONEY

INTERNET - .07%
ALCOHOL - 38.4%
MEDIA 1.1%
FOOD & MERCH - 7.9%
OTHER - 3.4%
SERVICE - 48.4%

As of June 30, 2009

CASH FLOW & LIQUIDITY SUMMARY
• Rick’s Raised $7.2 mm in
 August through Convertible
 Debenture
• Company’s Current Cash
 Position at about $13 mm
• Strong Cash Flows Add to
 Liquidity

OUR DEBT PROFILE
•  Real Estate Backed Loans: $15.3 mm,
 Will Be Retired by 2014
• Tootsie’s Cabaret Owner Purchase
 Note: $10mm @14% Due Nov. 2012
• Raised $7.2mm in August, Payable in
 10 Quarterly Payments at 10% over 3
 Years; Will Retire by August 2012, or
 Convert at $8.75

• IT executive, Director of Internet Division
• Degree in Aeronautical Science
OUR MANAGEMENT TEAM
• CPA President / Owner Pringle Jenkins & Associates, P.C.
• Degree in Business Administration
Director
Steven L. Jenkins
Background
Title
Name
• Noted First Amendment Attorney
• Former President First Amendment Lawyers Assn.
Director
Luke Lirot
• 20+ Years Hospitality Industry Management Experience
• Degree in Business Administration
Director of Operations
Ed Anakar
• 20+ years industry experience as owner/operator
• Founder / Director of Adult Club Executives (ACE)
President, CEO & Director
Eric Langan
• Founded Rick's in 1983; CEO until 1999
• Bachelor of Laws (Honours) (1973) - London School of Economics
• Master of Laws (1975) Osgoode Hall Law School, York University
Founder / Director
Robert L. Watters
• Audit Partner, KPMG; CFO of CDT Systems, Inc. (CDTN),
•  Texas State University (1972)
CFO
Phillip K. Marshall
• Former Exec VP Thomson Financial/Publisher American Banker
• Dartmouth College / University of Southampton (UK)
Investor & Media Relations
Alan Priaulx
• Over 20 years of legal experience
• B.S. and J.D. from the University of Houston
General Counsel
Brenda Stanfield
VP/Director
Travis Reese

OUR LONG-TERM GROWTH
STRATEGY
• Focus on core competency - become top
 club in each market
• Increase operating efficiency & raise gross
     margins
• Leverage our strong marketing skills
• Emphasize transparency, rigorous cash
         control
• Build brand awareness/brand equity
• Highly selective acquisitions
• Focus on metro areas: business traffic /
 conventions / tourism / pro sports
• Purchase at 3x - 5x EBITDA
• Quickly Accretive
• Flexible funding models
Organic Growth
Acquisition Growth

SUMMARY
• Attractive Industry > We Operate Top Clubs in
 Major Markets
• Unique Business Model > Great Margins +
 Financial Controls
• Growth from Rollup of Fragmented Industry >
 Big Pipeline of Targets ….
• Non-Capital Intensive  > Cash Flows
 Consistently Strong
• Management > Depth + Experience

CLUB ONYX

Rick's CABARET

XTC cabaret

Tootsie's Cabaret

THANK YOU!
PLEASE BE SURE TO VISIT
RICK’S CABARET LOCATIONS FOR
ADDITIONAL DUE DILIGENCE